SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): July 22, 2004

                                      Wyeth
             (Exact name of registrant as specified in its charter)



      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000



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Item 5.  Other Events and Required Regulation FD Disclosure

     On July 22, 2004, Wyeth announced that is has reached agreement with the National Class Counsel and counsel representing individual class members on the terms of a proposed seventh amendment to the national diet drug settlement. Attached hereto as Exhibit 99 is the Company's press release relating to the proposed seventh amendment which is incorporated by reference into this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

        (c) Exhibits

(99) Press Release, dated July 22, 2004, relating to a proposed seventh amendment to the national diet drug settlement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By: /s/ Lawrence V. Stein
                                                 Lawrence V. Stein
                                               Senior Vice President and
                                               General Counsel
                                               (Duly Authorized Signatory)


Dated:  July 22, 2004

Exhibits.

(99) Press Release, dated July 22, 2004, relating to a proposed seventh amendment to the national diet drug settlement.